UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): November 8, 2012

                          SYNERGY RESOURCES CORPORATION
             (Exact name of registrant as specified in its charter)

     Colorado                       001-35245                    20-2835920
--------------------      ------------------------------   ---------------------
(State or other jurisdiction    (Commission File No.)      (IRS Employer
of incorporation)                                           Identification No.)

                                20203 Highway 60
                           Platteville, Colorado 80651
                   ------------- ----------------------------
          (Address of principal executive offices, including Zip Code)


Registrant's telephone number, including area code:    (970) 737-1073
                                                       --------------

                                       N/A
                    ----------------------------------------
          (Former name or former address if changed since last report)


Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 8.01   Other Events

     On November 8, 2012, the Company issued a press release, filed as Exhibit 99.1, pertaining to an upcoming conference call.


Item 9.01.  Financial Statements and Exhibits

   (d) Exhibits

  Number         Description

  99.1           Press Release re year end conference call.





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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 8, 2012

                                       SYNERGY RESOURCES CORPORATION


                                    By:/s/ Frank L. Jennings
                                       ----------------------------------------
                                       Frank L. Jennings, Principal Financial
                                        Officer










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